Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Circuit City Stores, Inc., a Virginia corporation, (the "Company"), for the quarter ended August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip J. Schoonover, Chairman, President, and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    October 9, 2007                     By:     /s/Philip J. Schoonover
                                                     ------------------------
                                                     Philip J. Schoonover
                                                     Chairman, President, and
                                                     Chief Executive Officer





                                                                    Exhibit 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-Q of Circuit City Stores, Inc., a Virginia corporation, (the "Company"), for the quarter ended August 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce H. Besanko, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2). The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    October 9, 2007                By:     /s/Bruce H. Besanko
                                                --------------------------
                                                Bruce H. Besanko
                                                Executive Vice President and
                                                Chief Financial Officer